UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2013

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 South Wacker Drive, 12th Floor Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03:	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On June 13, 2013, Hyatt Hotels Corporation (the “Company”) filed a Certificate of Retirement with the Secretary of State of the State of Delaware to retire 1,113,788 shares of Class B Common Stock, par value $0.01 per share, of the Company (the “Class B Common Stock”). All 1,113,788 shares of Class B Common Stock were converted into shares of Class A Common Stock, par value $0.01 per share, of the Company (the “Class A Common Stock”) in connection with the repurchase by the Company of 1,113,788 shares of Class B Common Stock from certain selling stockholders as described below. The Company’s Amended and Restated Certificate of Incorporation requires that any shares of Class B Common Stock that are converted into shares of Class A Common Stock be retired and may not be reissued. The Company has also retired all 1,113,788 shares of Class A Common Stock into which the Class B Common Stock converted, and such shares of Class A Common Stock have resumed the status of authorized but unissued shares.

Effective upon filing, the Certificate of Retirement amended the Amended and Restated Certificate of Incorporation of the Company to reduce the total authorized number of shares of capital stock of the Company by 1,113,788 shares. The total number of authorized shares of the Company is now 1,454,521,875 shares, consisting of 1,000,000,000 shares designated Class A Common Stock, 444,521,875 shares designated Class B Common Stock, and 10,000,000 shares designated Preferred Stock, $0.01 par value per share. A copy of the Certificate of Retirement is attached as Exhibit 3.1 hereto.

Item 5.07:	Submission of Matters to a Vote of Security Holders.

The Company’s 2013 annual meeting of stockholders (the “Annual Meeting”) was held on June 10, 2013. A summary of the matters voted on at the Annual Meeting by the Company’s stockholders is set forth below.

1.	The Company’s stockholders elected each of the following directors to serve until the Company’s 2016 annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Mark S. Hoplamazian	1,196,177,058	634,073	1,454,161
Cary D. McMillan	1,196,401,897	409,234	1,454,161
Penny Pritzker	1,195,544,615	1,266,516	1,454,161
Michael A. Rocca	1,196,469,653	341,478	1,454,161

2.	The Company’s stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2013 by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,197,505,186	689,344	70,762	0

3.	The Company’s stockholders approved the Second Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,193,578,089	3,174,249	58,793	1,454,161

4.	The Company’s stockholders approved the Amended and Restated Executive Hyatt Hotels Corporation Incentive Plan: by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,196,346,052	403,486	61,593	1,454,161

5.	The Company’s stockholders approved, on an advisory basis, the compensation paid to our named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,196,066,365	551,429	193,337	1,454,161

Item 8.01:	Other Events.

On June 13, 2013, the Company entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with JP Morgan Trust Company (Bahamas) Limited, solely in its capacity as trustee of certain trusts for the benefit of James N. Pritzker, pursuant to which the Company agreed to purchase an aggregate of 1,113,788 shares of Class B common stock at a price of $41.3047 per share, which represents the Volume Weighted Average Price for the Class A common stock for the three (3) trading-day period ending June 12, 2013 as reported by Bloomberg, for an aggregate purchase price of $46,004,679.20. The shares of Class B Common Stock to be repurchased represent approximately 0.70% of the Company’s total shares of common stock outstanding prior to the repurchase.

Upon repurchase, the 1,113,788 shares of Class B Common Stock automatically converted into 1,113,788 shares of Class A common stock. All 1,113,788 shares of Class B Common Stock converted in the repurchase have been retired in accordance with the Company’s Certificate of Incorporation, and the number of authorized shares of Class B Common Stock has been reduced by 1,113,788. All 1,113,788 shares of Class A Common Stock into which the shares of Class B Common Stock converted were also retired, and resumed the status of authorized but unissued shares. After the repurchase there will be 112,527,463 shares of Class B Common Stock outstanding and 45,636,893 shares of Class A Common Stock outstanding.

The shares repurchased were repurchased under the Company’s previously announced repurchase program. Following this repurchase, the Company has approximately $65 million remaining under its repurchase authorization.

The foregoing description of the Purchase and Sale Agreement is qualified in its entirety by reference to the text of the Purchase and Sale Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01:	Financial Statements and Exhibits

Exhibit Number	Exhibit Description

3.1	Certificate of Retirement of 1,113,788 Shares of Class B Common Stock

10.1	Second Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-34521) filed with the Securities and Exchange Commission on April 22, 2013)

10.2	Amended and Restated Hyatt Hotels Corporation Executive Incentive Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-34521) filed with the Securities and Exchange Commission on April 22, 2013)

99.1	Purchase and Sale Agreement, dated as of June 13, 2013, between Hyatt Hotels Corporation and JP Morgan Trust Company (Bahamas) Limited, solely in its capacity as trustee of certain trusts for the benefit of James N. Pritzker

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: June 13, 2013	By:	/s/ Rena Hozore Reiss
Rena Hozore Reiss Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

3.1	Certificate of Retirement of 1,113,788 Shares of Class B Common Stock

10.1	Second Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-34521) filed with the Securities and Exchange Commission on April 22, 2013)

10.2	Amended and Restated Hyatt Hotels Corporation Executive Incentive Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-34521) filed with the Securities and Exchange Commission on April 22, 2013)

99.1	Purchase and Sale Agreement, dated as of June 13, 2013, between Hyatt Hotels Corporation and JP Morgan Trust Company (Bahamas) Limited, solely in its capacity as trustee of certain trusts for the benefit of James N. Pritzker